                                                                   Exhibit 10.12

                                    FORM OF
                             GLOBAL PAYMENTS INC.
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                 (Adopted effective as of _____________, 2000)


                          ARTICLE ONE - INTRODUCTION

     National Data Corporation ("NDC") previously adopted a nonqualified supplemental retirement plan for certain executives of NDC, known as the National Data Corporation Supplemental Executive Retirement Plan (the "NDC SERP"). Effective as of ______________________ (the "Corporate Spin-Off Date"), NDC will distribute the stock of Global Payments Inc. ("GPI" or the "Company") to the shareholders of NDC, and as a result thereof, GPI will become an independent, publicly owned company. NDC and GPI have agreed that GPI will create a plan that is essentially identical to the NDC SERP, and that any GPI employee who participates in the NDC SERP immediately prior to the Corporate Spin-Off Date shall become a participant in such new GPI plan and have any and all benefit accrued under the NDC SERP transferred to such new GPI plan.

     Accordingly, the GPI hereby establishes the Global Payments Inc. Supplemental Executive Retirement Plan effective as of the Corporate Spin-Off Date (the "Plan"). This Plan is intended to be a nonqualified, unfunded deferred compensation plan maintained primarily for the benefit of a select group of management or highly compensated employees, as determined under Section 401(a)(1) of ERISA.


                          ARTICLE TWO - PARTICIPATION
                          ---------------------------

     The only persons who are eligible to participate in this Plan are those executives of the Company or its affiliates who participated in the NDC SERP immediately prior to the Corporate Spin-Off Date and who are employees of GPI immediately following the Corporate Spin-Off Date.


                      ARTICLE THREE - SUPPLEMENTAL INCOME
                      -----------------------------------

3.01 Basic Retirement Formula.
     ------------------------

     (a)  Basic Formula before Offsets. Subject to the conditions stated in this
          -----------------------------
          Plan, each Participant shall receive an annual Supplemental Income equal to

          (1) two and four-tenths percent (2.4%) of the Participant's Final Average Earnings, multiplied by the Participant's Benefit Service, up to a maximum of fifteen (15) years of Benefit Service; plus

          (2) one and one-tenth percent (1.1%) of the Participant's Final Average Compensation, multiplied by the Participant's Benefit Service that exceeds fifteen (15) years, but not to exceed thirty-five (35) years.

     (b)  Offsets for other Retirement Benefits. Notwithstanding paragraph (a)
          --------------------------------------
          above, the Participant's Supplemental Income under this Plan shall be reduced by

          (1) fifty percent (50%) of the Participant's annual Social Security Benefit (as defined in Article Ten of this Plan);

          (2) the amount of annual retirement income which is payable to or for the benefit of the Participant under any tax-qualified defined benefit type of retirement plan that is maintained by or contributed to at any time by the Company or any of its affiliates or any predecessor of the Company or its affiliates (including NDC), regardless of whether such plan is established before or after the establishment of this Plan; and

          (3) the amount of annual retirement income which is payable to or for the benefit of the Participant under any non-qualified defined benefit type of retirement plan or agreement that is maintained by or contributed to at any time by the Company or any of its affiliates or any predecessor of the Company or its affiliates (including NDC), regardless of whether such plan or agreement is established before or after the establishment of this Plan.

     (c)  Actuarial Equivalent Conversion. If any benefit payable to the
          --------------------------------
          Participant under paragraph (b) immediately above is not paid at the same time or in the same form as the Supplemental Income under this Plan, then such benefit described in paragraph (b) shall be determined by converting, on an Actuarial Equivalent basis, such benefit to the form of payment under this Plan and as though such benefit commenced at the time Supplemental Income benefits commence hereunder.

3.02 Commencement of Supplemental Income.
     ------------------------------------

     A Participant shall be eligible to have his Supplemental Income commence under this Plan once he has terminated active employment with the Company and all of its affiliates, and either

     (i) has both completed five (5) years of Benefit Service and attained age 60; or

     (ii) has both completed ten (10) years of Benefit Service and attained age 55, provided that in this instance the Participant's Supplemental Income shall be reduced by .416667% for each month by which the commencement of Supplemental Income precedes his 60th birthday.

3.03 Vesting of Benefits.
     -------------------

     (a)  General Rule. A Participant shall vest in his Supplemental Income as
          -------------
          follows:

             Vesting Service
             (under this Plan)           Vesting
          at Termination of Employment  Percentage
          ----------------------------  ----------

            Less than 5 years               0%
            5 Years or more                100%


     (b)  Disability. Notwithstanding the foregoing, a Participant who becomes
          -----------
     Disabled shall become 100% vested in his Supplemental Income hereunder as of the date of his Disability regardless of whether or not the Participant was vested in his Supplemental Income at the time of his death.

     (c)  Death. Notwithstanding the foregoing, if a married Participant dies
          ------
     prior to his termination of employment with the Company and its affiliates, then the Participant's Spouse shall be entitled to the death benefit described in Section 4.01 of this Plan regardless of whether or not the Participant was vested in his Supplemental Income at the time of his death.

     (d)  Termination for Cause.
          ----------------------

          (1) Notwithstanding anything to the contrary in this Section 3.03, if a Participant who is entitled to a vested Supplemental Income terminates employment and such termination is a Termination for Cause, then such Participant shall forfeit all of his Supplemental Income under this Plan.

          (2) For this purpose, "Termination for Cause" shall mean (i) the willful and continued failure of the Participant substantially to perform his duties, provided, however, that termination for cause based on the Participant's willful and continued failure substantially to perform his duties shall not be effective unless the Participant shall have received written notice from the Board of such failure and demand for substantial performance thirty
               (30) days prior to such termination and the Participant shall have failed after receipt of such notice to resume the diligent performance of his duties;(ii) action by the Participant involving willful misfeasance or gross negligence; or (iii) the commission of any felonious act.

     (e)  Violation of Noncompetition Provision.
          --------------------------------------

          (1) Notwithstanding any other provision herein, if a Participant receiving or eligible to receive Supplemental Income under this Plan commits a material breach, as determined by the Board, of the non-competition clause contained in Section 3.03(c)(2) of this Plan at any time, then the Company shall have no further obligation to make Supplemental Income payments to the Participant or his Spouse or Beneficiary.

          (2) Under this noncompetition provision, Participant agrees that, without the prior written consent of the Company, and so long as Participant is receiving or is eligible to receive Supplemental Income under this Plan, Participant shall not (i) with respect to activities within the Territory, directly or indirectly, be a proprietor, officer, manager, director, investor, partner or stockholder of (other than a stockholder of a corporation listed on a national securities exchange or whose stock is regularly traded in the over-the-counter market, provided that Participant at no time owns, directly or indirectly, in excess of one percent of the outstanding stock of any class or any such corporation) any person, firm, corporation or other entity then engaged in any business competitive with the businesses of the Company as of the date of termination of Participant's employment with the Company, or (ii) solicit or accept any client that was a client of the Company at any time within six months prior to the date of termination of employment for the purpose of providing products or services which are competitive with those of the Company. For purposes of this Section, the Territory shall mean the United States of America.

3.04 Commencement of Benefit Following Disability.
     --------------------------------------------

     (a)  In General. If a Participant becomes Disabled (which shall mean that
          -----------
          the Participant becomes disabled under the terms of the Company's group long-term disability plan which covers the Participant), then, notwithstanding anything to the contrary in Article Three, the Participant's Supplemental Income shall be determined solely under this Section 3.04.

     (b)  Benefit until Age 60. If the Participant becomes Disabled, then his
          --------------------
          Supplemental Income as determined under this Section 3.04 shall commence as soon as practicable after it is determined that the Participant has become Disabled. Until the Participant attains age 60, the

          Supplemental Income under this Section 3.04 shall be an annual income equal to (i) sixty percent (60%) of the Participant's base pay over the thirty-six consecutive calendar months preceding his Disability, plus (ii) sixty percent (60%) of the average of the three annual bonuses (and no other bonuses shall be included, whether earned over a period of less than a year or over a period of more than a year) received by the Participant prior to his Disability; minus (iii) the annual benefit payable to the Participant from the Company's group long-term disability plan that covers the Participant (but without offsetting such benefit under the group long-term disability plan by any disability benefit payable by Social Security).

     (c)  Benefit after Age 60. Once the Participant attains age 60, the
          ---------------------
          Supplemental Income under Section 3.04(b) above shall cease, and the sole benefit shall be determined under this Plan (other than Section 3.04(b)), but (i) determined as though the Participant continued to be actively employed by the Company from the date of his Disability to age 60 (using his Final Average Compensation determined as of his date of Disability); and (ii) also reducing his Supplemental Income by the annual benefit payable to the Participant from the Company's group long-term disability plan that covers the Participant (but without offsetting such benefit under the group long-term disability plan by any disability benefit payable by Social Security).

     (d)  Benefit if Payments under LTD Plan Cease. If (i) the Participant
          -----------------------------------------
          becomes Disabled and entitled to a Supplemental Income under this
          Section 3.04, and (ii) the Participant ceases to receive benefits payments under the group long-term disability plan maintained by or contributed to by the Company solely because (as determined by the Committee in its sole discretion) the condition for required payments under such LTD plan changes from an "own occupation" standard to an "any occupation" standard, then the Supplemental Income under this
          Section 3.04 shall continue, but shall not be offset by any hypothetical LTD payment under clause (iii) of Section 3.04(c) immediately preceding.

                         ARTICLE FOUR - DEATH BENEFIT
                         ----------------------------

4.01 Death of Participant Before Supplemental Income Payments Commence.
     -----------------------------------------------------------------

     If a Participant (i) is married at the time of his death; and (ii) dies before Supplemental Income commences hereunder, then the Participant's Spouse shall be entitled to receive a survivor benefit which is equal to the amount his Spouse would have received if (a) the Participant terminated employment with the Company on the date of his death, (b) survived to age fifty-five (55), (c) at that time elected to receive his Supplemental Income in the form of a joint and 50% survivor annuity with his Spouse as the contingent annuitant; and (d) died immediately thereafter; provided, however, that for this purpose, the Participant shall be deemed to have three (3) additional years of Benefit Service, but his actual and deemed Benefit Service shall not exceed thirty-five
(35) years. Such Supplemental Income payable to the Spouse shall commence on the later of the date of the Participant's death or the date the Participant would have attained age fifty-five (55). For purposes of the death benefit under this Article Four, the five year and ten year requirements under Section 3.02 shall not apply.

     If the Participant is not married at death, and he dies before Supplemental Income commences hereunder, then no death benefit shall be payable under this Plan.

4.02 Death of Participant After Supplemental Income Payments Have Commenced.
     ----------------------------------------------------------------------

     If a Participant dies after Supplemental Income payments have begun hereunder, then the Participant's Beneficiary shall be entitled to only that death benefit, if any, which is payable under the form of benefit payment which is in effect under this Plan at the time of the Participant's death.


             ARTICLE FIVE - DEFAULT FORM OF PAYMENT AND OPTIONS
             --------------------------------------------------

5.01 Default Form of Payment.
     -----------------------

     The default form of payment under this Plan for both married and unmarried Participants shall a monthly annuity for the life of the Participant.

5.02 Optional Forms of Supplemental Income.
     -------------------------------------

     A Participant may elect to have his Supplemental Income paid in a monthly optional benefit form. In each case the optional form of benefit shall be the Actuarial Equivalent of a single life annuity for the life of the Participant. The Participant's election must be made at least six (6) months prior to his Termination Date. The optional forms of Supplemental Income are as follows:

     (a) Single Life Annuity providing for monthly payments for the life of the Participant;

     (b) Ten Year Certain and Continuous Annuity providing monthly payments for the life of the Participant, with 120 payments guaranteed;

     (c) Joint and Survivor Annuity providing for monthly payments for the life of the Participant, with a survivor annuity payable to the Participant's Beneficiary for the Beneficiary's life in a monthly amount equal to either 50% or 100% of the monthly amount which was payable to the Participant

     Notwithstanding the foregoing, if a Participant's marital status changes less than six (6) months prior to the time Supplemental Income commences, the Participant may change his form of payment, provided that such election is made at least thirty (30) days prior to the time Supplemental Income commences.

     The most recent election made by a Participant under the NDC SERP shall continue to this Plan unless and until the Participant makes a new, valid election under this Plan.


                         ARTICLE SIX - FUNDING POLICY
                         ----------------------------

6.01 Funding Policy.
     ---------------

Neither the Company nor any of its affiliates shall be obligated to fund the payment of benefits hereunder. The funds necessary to pay benefits accrued under this Plan shall be paid from the general assets of the Company and/or a "rabbi trust" created in conjunction with this Plan. To the extent that any Participant, Spouse or Beneficiary acquires the right to receive payments under this Plan, such right shall be no greater than that of an unsecured general creditor of the Company.


                  ARTICLE SEVEN - ADMINISTRATION OF THE PLAN
                  ------------------------------------------

7.01 Plan Committee.
     --------------

     (a) The Board of Directors of the Company or the designee of the Board shall appoint a Supplemental Executive Retirement Plan Committee (the "Committee"), the members of which shall serve at the pleasure of the Board or its designee and, except as otherwise provided in this Plan, shall have complete control of the administration of the Plan with all powers necessary to enable it to carry out properly the provisions of the Plan. The Chief Executive Officer of the Company shall be the Chairman of the Committee.

     (b) In addition to all implied powers and responsibilities necessary to carry out the objectives of the Plan, the Committee shall have the power to construe the Plan and to determine all questions arising in the administration, interpretation and operation of the Plan and to adopt such rules and by-laws as it may find necessary for the proper administration, interpretation and operation of the Plan provided that all interpretations, determinations and decisions of the Committee in respect of any matter hereunder shall be final, conclusive and binding upon the Company, Participants, and all other persons claiming any interest under the Plan, subject only to (i) the provisions of this Section regarding review by the Board, and (ii) the claims procedure described in Section 7.02.

     (c) If a member of the Committee is also a Participant in this Plan, and if an issue or action with respect to this Plan relates specifically and uniquely to such Participant, then such Participant shall take no part in the deliberations or decision concerning such issue or action.

     (d) Each material decision or action by the Committee shall be subject to review by the Board. Any decision or action by the Committee that relates specifically and uniquely to the Chief Executive Officer of the Company shall be deemed to be a material decision or action.

     (e) Wherever this Plan provides that a decision or action of the Committee (material or otherwise) shall be subject to the review of the Board, then such decision or action shall be reported to the Board at the Board's next regular meeting, and such decision or action may be confirmed, overruled or modified by the Board. If the Board takes no action with respect to any such decision or action, the decision or action shall be deemed to be approved. Until a decision or action subject to this paragraph has been reviewed by the Board, such decision or action shall have no legal effect.

7.02 Claims Procedure.
     ----------------

     Any Participant, Spouse, Beneficiary or authorized representative hereof, may file a claim for benefits under the Plan by submitting to the Committee a written statement describing the nature of the claim and requesting a determination of its validity under the terms of the Plan. Within 30 days after the date such claim is received by the Committee, it shall issue a ruling with respect to the claim. If the claim is wholly or partially denied, written notice shall be furnished to the claimant, which notice shall set forth in a manner calculated to be understood by the claimant:

     (1)  the specific reason or reasons for denial;

     (2) specific reference to pertinent Plan provisions on which the denial is based;

     (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     (4)  an explanation of the claims review procedures.

     Any Participant, Spouse or Beneficiary (or his authorized representative) whose claim for benefits has been denied, may appeal such denial by resubmitting to the Committee a written statement requesting a further review of the decision within 60 days of the date the claimant receives notice of such denial. Such statement shall set forth the reasons supporting the claim, the reasons such claim should not have been denied, and any other issues or comments which the claimant deems appropriate with respect to the claim.

     If the claimant shall request in writing, the Committee shall make copies of the Plan documents pertinent to his claim available for examination of the claimant.

     Within 60 days after the request for further review is received, the Committee shall review its determination of benefits and the reasons therefor and notify the claimant in writing of its final decision. Such written notice shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions on which the decision is based. The Committee's decision of the appeal may be reviewed by the Board, which shall have the right to overrule the Committee.


                         ARTICLE EIGHT - MISCELLANEOUS
                         -----------------------------

8.01 Right to Amend and Terminate.
     ----------------------------

     The Board reserves the right to modify, alter, amend, or terminate the Plan, at any time and from time to time, without notice, to any extent deemed advisable; provided, however, that no such amendment or termination shall (without the written consent of the Participant, if living, and if not, of any person who is entitled to receive death benefits hereunder with respect to the Participant's interest herein) adversely affect any retirement benefit, disability benefit, or survivor benefit under the Plan which has accrued with respect to the Participant or his Spouse or Beneficiary as of the date of such amendment or termination (regardless of whether or not such benefit is vested under Section 3.03 and regardless of whether or not such benefit is in pay status).

8.02 Nonassignment of Benefits.
     -------------------------

     No Supplemental Income payable under the Plan shall be subject in any manner to anticipation, assignment, garnishment or pledge and any attempt to anticipate, assign, garnish or pledge the same shall be void and no such benefits shall be in any manner liable for or subject to the debts, liabilities, engagements or torts of any Participant, Spouse or Beneficiary.

8.03 Merger Of Employer.
     ------------------

     If the Company and substantially all of its affiliates are acquired by, merged into, or sell substantially all of their assets to any other organization, the Plan shall not be automatically terminated, but instead shall be continued thereafter by such successor organization. All rights to amend, modify, suspend or terminate the Plan shall be transferred to the successor organization, effective as of the date of combination or sale.

8.04 Release for Payment.
     -------------------

     Any payment to a Participant, Spouse or Beneficiary or to their legal representatives, in accordance with the provisions of this Plan, may be delayed by the Committee until such Participant, Spouse or Beneficiary or legal representative executes a receipt and release therefore in such form as shall be determined by the Committee. However, any payment which is due to a Participant, Spouse, Beneficiary or legal representative shall be deemed received by such person for state and federal income tax purposes when due regardless of whether such person executes such receipt and release.

8.05 No Right to Continued Employment
     --------------------------------

     Nothing in this Plan shall be deemed to give any Participant the right to be retained in the service of the Company or to deny the Company any right it may have to discharge him at any time.

8.06 Construction
     ------------

     To the extent not preempted by federal law, the Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

8.07 Severability.
     ------------

     The invalidity and unenforceability of any particular provision of this Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted or modified so as to cure such defect.


                       ARTICLE NINE - CHANGE IN CONTROL
                       --------------------------------

9.01 Definition of a Change in Control.
     ---------------------------------

     A "Change in Control" of the Company shall be defined as a change in control of a nature that would be required to be reported in response to current
Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended and in effect on the Effective Date of this Plan (the "1934 Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if: (i) a third person, including a "group" as defined in Section 13(d) (3) of the 1934 Act, becomes the beneficial owner, as defined by Rule 13d-3 under the 1934 Act as in effect on the Effective Date of this Plan, of securities of any class or classes of the Company representing 30% or more of the voting power of the Company's then outstanding securities; or (ii) the Company is a party to a merger or other business combination pursuant to which the Company does not survive or survives only as a subsidiary of another corporation; or (iii) all or substantially all of the assets of the Company are sold or otherwise disposed of; or (iv) at any time less than a majority of the members of the Board shall be persons who were either nominated for election by the Board or were elected by the Board; or (v) any combination of the foregoing occurs.

     The spin-off of GPI by NDC is not considered to be a Change in Control of the Company.

9.02 Certain Changes to Plan Upon a Change in Control.
     ------------------------------------------------

     If there is a Change in Control with respect to the Company (as defined in Section 9.01), then:

     (a) the Participant shall become 100% vested immediately in his Supplemental Income, regardless of his years of Vesting Service;

     (b) the Participant shall be credited immediately with three (3) additional years of Benefit Service, provided that his maximum actual and deemed Benefit Service shall not exceed thirty-five (35) years; and

     (c) in the sole discretion of the Compensation Committee of the Board, the Participant's Supplemental Income may be paid to the Participant immediately in a single lump sum, regardless of the default form of the Participant's Supplemental Income hereunder, and regardless of any election of optional form of benefits hereunder; and in such event there shall be waived (i) the requirements of attaining age fifty-five
          (55) and the five and ten year requirements under Section 3.02. In such event, payment of such lump sum shall be made when determined by the Compensation Committee. The Compensation Committee may also provide that its determination under this Section 9.02(c) is irrevocable and cannot be changed by the Compensation Committee, Board, or Company thereafter.

                           ARTICLE TEN - DEFINITIONS
                           -------------------------

     Annual Earnings shall mean a Participant's Annual Earnings using the same
     ---------------
rules and methodology for determining Annual Earnings under the Global Payments Inc. Employees' Retirement Plan, as amended from time to time, but (i) including for this purpose any deferred compensation in the year of receipt rather than the year of deferral;

and (ii) disregarding the limitations on compensation set forth in Code Section 401(a)(17).

          Beneficiary shall mean any person who is entitled to receive benefits
          -----------
from this Plan upon the death of a Participant as designated by the Participant in a manner that is satisfactory to the Committee. If a Participant fails to name a Beneficiary, or if all of the primary and alternate Beneficiaries named by the Participant predecease the Participant, then the Beneficiary shall be the Participant's Spouse, and if the Participant does not have a Spouse, then the Beneficiary shall be the Participant's estate. The most recent beneficiary election made by a Participant under the NDC SERP shall continue to this Plan unless and until the Participant makes a new, valid election under this Plan

          Benefit Service shall be determined using the same rules and
          ----------------
methodology for determining Benefit Service under the Global Payments Inc. Employees' Retirement Plan, as amended from time to time, provided, however, that the Board in its sole discretion may credit a Participant with additional, deemed Benefit Service.

          Actuarial Equivalent shall have the meaning assigned to the term
          --------------------
"Actuarial Equivalent" in the Global Payments Inc. Employees' Retirement Plan, as amended from time to time.

          Code shall mean the Internal Revenue Code of 1986, as amended from
          ----
time to time.

          Committee shall mean the Global Payments Inc. Supplemental Executive
          ---------
Retirement Plan Committee as it may be constituted from time to time.

          Disabled or Disability shall mean the Participant has qualified to
          ----------------------
receive benefits under the Company's group long-term disability plan which covers the Participant.

          Effective Date shall mean the Corporate Spin-Off Date.
          --------------

          Company shall mean Global Payments Inc. or any subsidiary of GPI which
          -------
employs any Participant in this Plan.

          Final Average Earnings shall mean the average of the three (3)
          ----------------------
consecutive calendar years (or the Participant's period of employment with the Company, its affiliates, and NDC and its affiliates, if shorter) in which the Participant had his highest Annual Earnings during the ten (10) calendar years immediately preceding the Participant's Termination Date. A calendar year may be taken into account under this Section even though the Participant was not employed for the entire calendar year.

          GPI shall mean Global Payments Inc., and its corporate successors.
          ---

          Global Payments Inc. Employees' Retirement Plan shall mean the Global
          -----------------------------------------------
Payments Inc. Employees' Retirement Plan, a tax-qualified defined benefit pension plan, as it may be amended from time to time.

          NDC shall mean National Data Corporation, and its corporate
          ---
successors.

          NDC SERP shall mean the National Data Corporation Supplemental
          --------
Executive Retirement Plan, adopted effective January 1, 1997.

          Participant shall mean any employee of the Company or any of its
          -----------
affiliates, including any limited liability company, who is designated as a Participant under Article Two.

          Plan shall mean the Global Payments Inc. Supplemental Executive Retirement Plan as set forth in its entirety in this document.

          Plan Year shall mean the calendar year.
          ---------

          Social Security Benefit shall mean the annual primary insurance amount
          -----------------------
which will become payable to the Participant at (i) the earliest date the Participant could begin to receive old age benefits (whether or not reduced) under the Social Security Act, if the Participant commences receipt of benefits under this Plan prior to such date, assuming no future adjustments in benefits or the contribution and benefit base and further assuming that the Participant's compensation at the date of determination remains in effect thereafter; or (ii) the date the Participant actually commences receipt of benefits under this Plan, if the Participant commences receipt of benefits under this Plan after the earliest date he could begin to receive Social Security old age benefits (whether or not reduced), based on the Social Security Act in effect at the time of determination,,

          Spouse shall mean the person who was married to the Participant (in a
          ------
civil or religious ceremony recognized under the laws of the state where the marriage was contracted) on the date of the Participant's death.

          Supplemental Income shall mean any amount payable to or on behalf of a
          -------------------
Participant or his Spouse or Beneficiary under this Plan.

          Termination Date shall mean the date on which the Participant
          ----------------
terminates active employment with the Company and all of its affiliates by reason of retirement, Disability, death, or other voluntary or involuntary termination.

          Vesting Service shall have determined using the same rules and
          ---------------
methodology for determining Vesting Service under the Global Payments Inc. Employees' Retirement Plan, as amended from time to time, provided, however, that the Board in its sole discretion may credit a Participant with additional, deemed Vesting Service.

          Defined terms in general. A defined term, such as "Disability", will
          ------------------------
normally govern the definitions of derivatives therefrom, such as "Disabled," even though such derivatives are not specifically defined and even if they are or are not initially capitalized. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Singular and plural nouns and pronouns shall be interchangeable as the factual context may allow or require. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provisions or Section. References to "Participants," "former Participants," "Beneficiaries" and "Spouses" shall include also those who may make claims through or on behalf of such persons.

          IN WITNESS WHEREOF, the Company has caused this Plan to be signed by its duly authorized officers on the date shown below, but effective as of _______________ 2000.

                                  GLOBAL PAYMENTS INC.

                                  By:_______________________

                                  Title:____________________

                                  Date:_____________________

Attest:

_____________________________

Title:_______________________

Date:________________________